UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund:  BlackRock Income Trust, Inc. (BKT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income

              Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at 1-800-699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Section 19(a) Notices

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2018

	Total Fiscal Year to Date Cumulative Distributions by Character					% of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BKT	$0.100232	$—	$—	$0.071768	$0.172000	58%	—%	—%	42%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Trust's net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website http://www.blackrock.com.

Managed Distribution Plan

On July 24, 2018, BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a plan, consistent with its investment objective and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT distributes the following fixed amounts per share on a monthly basis beginning August 2018:

Amount Per Common Share
BKT	$0.0344

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Plan, BKT will distribute all available investment income to its shareholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. BKT expects that distributions under the Plan will exceed current income and capital gains and therefore will likely include a return of capital. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board. However, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940 (the “1940 Act”).

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

SECTION 19(A) NOTICES / SECTION 19(B) DISCLOSURE	3

4

Trust Summary as of December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Investment Objective

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($8.32)(a)	7.21%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000
Economic Leverage as of December 31, 2018(c)	20%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$8.32	$9.80	(15.10)%	$9.94	$7.66
Net Asset Value	8.96	9.99	(10.31)	10.12	8.95

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

TRUST SUMMARY	5

Trust Summary as of December 31, 2018 (continued)	BlackRock 2022 Global Income Opportunity Trust

Performance and Portfolio Management Commentary

Returns for the year ended December 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV(b)(c)	(4.11)%	1.34%
Trust at Market Price(b)(c)	(9.24)	(3.46)
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	1.82	1.39

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s exposure to emerging markets detracted from performance as the sector came under pressure in the second quarter. In addition, exposure to investment grade and high yield corporate bonds weighed on return. The Trust’s allocation to collateralized loan obligations (“CLOs”) also detracted from performance as the broader credit markets came under significant pressure in the last month of 2018.

The Trust’s shorting of Treasury futures was one of the largest contributors to performance, as interest rates moved higher in 2018. In addition, the Trust’s exposure to securitized assets added to absolute return, most notably non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). An allocation to floating rate loan interests (“bank loans”) was a positive contributor as well.

The Trust used Treasury futures during the period to manage duration (sensitivity to changing interest rate levels) and yield curve exposure. The use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

Entering 2018, the Trust was positioned with varied exposure to securitized assets, emerging markets and corporate bonds. The investment adviser’s view was that volatility could increase as central banks continued to reduce monetary policy accommodation and global growth began to slow. The investment adviser maintained the view that demand for income would remain robust, driven by low interest rates, aging populations and accommodative central banks.

During the first half of the year the Trust’s exposure to investment grade corporates, high yield corporates and emerging markets was decreased. In addition, exposure to CLOs was trimmed as volatility increased, interest rates moved higher and credit spreads widened. As interest rates moved higher, the Trust sought to maintain a high level of yield with lower risk. In this vein, the investment adviser favored shorter maturities as yield curves flattened, allowing the Trust to generate attractive income while assuming less interest rate risk.

Coming into the third quarter of the year, the Trust increased allocations to U.S. duration, in particular on the front end of the yield curve given the attractive risk versus reward profile relative to longer-dated Treasuries. The Trust also increased allocations to short-dated European credit. Additionally, the Trust educed exposure to emerging markets on the view that higher interest rates, a stronger U.S. dollar and increased market volatility could weigh on the sector over the near term. As the fourth quarter progressed, the Trust decreased its allocation to bank loans, helping to reduce the impact of the December selloff in credit markets. The Trust also marginally increased emerging market exposure.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2018 (continued)	BlackRock 2022 Global Income Opportunity Trust

Describe portfolio positioning at period end.

At the end of the period, the Trust maintained varied exposure across non-government sectors, including emerging markets, securitized assets, bank loans and high yield bonds. It had a small allocation to U.S. Treasuries for liquidity purposes. The Trust continued to favor emerging markets with a focus on U.S. dollar-denominated securities, based on healthy fundamentals, positive global growth and more attractive valuations following the category’s underperformance in the first half of 2018. The Trust maintained a core position in securitized assets, including CMBS, non-agency RMBS, and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/18		12/31/17
Corporate Bonds	50%		47%
Asset-Backed Securities	19		19
Non-Agency Mortgage-Backed Securities	15		11
Floating Rate Loan Interests	7		2
Foreign Agency Obligations	4		14
Capital Trusts	3		— (a)
Short-Term Securities	1		2
U.S. Government Sponsored Agency Securities	1		6
Options Purchased	—	(a)	—
TBA Sale Commitments	—		(1)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	12/31/18	12/31/17
AAA/Aaa(d)	2%	5%
AA/Aa	—	1
A	3	3
BBB/Baa	18	21
BB/Ba	26	23
B	24	25
CCC/Caa	4	4
CC	5	—
C	—	2
D	—	1
N/R	18	15

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities and To-be-announced (“TBA”) Sale Commitments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of December 31, 2018 (continued)	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On July 24, 2018, the Board of Trustees approved a proposal, effective December 31, 2018, to change the Trust’s fiscal year end from August 31 to December 31.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of December 31, 2018 ($5.64)(a)	7.32%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Economic Leverage as of December 31, 2018(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/18	12/31/17	Change	High	Low
Market Price	$5.64	$6.17	(8.59)%	$6.19	$5.55
Net Asset Value	6.25	6.67	(4.87)	6.57	6.14

Market Price and Net Asset Value History For the Past Five Years

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2018 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	1.32%	1.97%	2.88%
Trust at Market Price(a)(b)	(2.65)	1.34	2.99
FTSE Mortgage Index(c)	1.01	1.69	3.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to performance included allocations to agency collateralized mortgage obligations (“CMOs”), an underweight to 30-year agency mortgage-backed securities (“MBS”), the Trust’s duration (sensitivity to interest rate changes) and yield curve positioning, allocations to commercial mortgage-backed securities (“CMBS”), swap- and swaption-based strategies, an underweight to 15-year agency MBS, and allocations to U.S. agency securities.

Allocations to securitized sectors including CMBS, agency CMOs and senior floating rate collateralized loan obligations also contributed positively. These segments continued to benefit from favorable fundamentals around the U.S. consumer, housing and commercial real estate.

Detractors from returns included selection-based strategies within 30-year agency MBS, driven by the underperformance of the Trust’s specified pool holdings. Allocations to agency mortgage derivatives (interest-only and principal-only) also detracted from performance.

The Trust held derivatives during the period as a part of its investment strategy, and will have derivative exposure of more than 20% at certain times. Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates and/or credit risk positions in the portfolio. In particular, the portfolio employed U.S. Treasury futures to express duration (i.e., sensitivity to interest rate changes) bias and yield curve bias. The Trust also tactically allocated to mortgage derivatives in order to gain specific market exposure when relative value opportunities present themselves. The Trust’s positions in derivative securities had a negative effect on performance during the period.

Describe recent portfolio activity.

The Trust increased its allocation to agency MBS during the period, slightly reducing exposures to agency pass-throughs, while adding positions in agency CMOs. Exposures to securitized assets such as CMBS and non-agency residential MBS were nearly unchanged during the period.

Describe portfolio positioning at period end.

The Trust entered 2019 with a neutral stance regarding agency MBS at current levels, owing to valuations that the investment adviser view as less compelling relative to the widening that has occurred in comparable high quality fixed income spread sectors. The portfolio continued to be positioned long convexity (the rate at which duration changes in response to interest rate movements) relative to the benchmark, favoring specified pool positions or through structure via the CMO market. The investment adviser believes that adding less negatively convex exposures should help performance against any uptick in volatility and against a possible “to-be-announced” (contracts to purchase or sell MBS on a specified date) deliverable, which the investment adviser feels will continue to be impacted by the Fed’s gradual departure from the agency MBS market. The Trust held positions in specified pools, with a preference for low loan balance stories where the maximum loan amount supporting each pool is capped along with seasoning where available, particularly within higher coupon securities. In addition, the Trust continued to be overweight in well-structured agency CMOs backed by call protected and seasoned collateral, and demonstrating more favorable prepayment characteristics that help to benefit the overall convexity profile of the Trust relative to its benchmark. The Trust held marginal positions in securitized assets such as legacy non-agency residential MBS and CMBS, preferring instead to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than credit exposures. If credit spreads were to widen from current valuations, the investment adviser may consider reallocating into these sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of December 31, 2018 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/18	08/31/18
U.S. Government Sponsored Agency Securities	111%	108%
Non-Agency Mortgage-Backed Securities	3	— (a)
Short-Term Securities	1	3
Asset-Backed Securities(a)	—	—
U.S. Treasury Obligations	—	1
Borrowed Bonds(a)	—	—
TBA Sale Commitments	(15)	(12)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	12/31/18	08/31/18
AAA/Aaa(d)	98%	99%
BBB	2	1

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Money Market Funds.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the 1940 Act, each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 23.0%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(a)(b)	USD	203	$204,115
ALM VI Ltd., Series 2012-6A, Class DR3, 7.49%, 07/15/26(a)(b)		1,000	907,503
ALM VII Ltd., Series 2013-7R2A, Class CR2, 5.44%, 10/15/27(a)(b)		500	472,070
Anchorage Capital CLO Ltd.(a):
Series 2013-1A, Class DR, 9.24%, 10/13/30(b)		1,000	953,211
Series 2014-4RA, Class D, 5.11%, 01/28/31(b)		1,000	919,836
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.44%, 01/15/29(c)		1,000	995,066
Apidos CLO XVIII, Series 2018-18A, Class E, 8.17%, 10/22/30(a)(b)		1,000	885,966
Apidos CLO XXI, Series 2015-21A, Class DR, 7.64%, 07/18/27(a)(b)		500	456,217
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.20%), 7.71%, 07/29/26(a)(c)		1,000	978,426
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, 8.59%, 10/15/30(a)(b)		250	227,984
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR + 0.50%), 3.51%, 12/28/40(a)(c)		1,951	1,809,533
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 6.14%, 07/15/29(a)(c)		1,500	1,441,269
Burnham Park CLO Ltd., Series 2016-1A, Class ER, 7.87%, 10/20/29(a)(b)(d)		500	500,000
C-BASS Trust, Series 2007-CB1, Class AF4, 3.58%, 01/25/37(e)		2,283	1,039,023
Carlyle US CLO Ltd., Series 2016-4A(a)(b):
Class CR, 5.27%, 10/20/27		750	697,661
Class DR, 7.87%, 10/20/27		250	219,056
Cedar Funding VI CLO Ltd., Series 2016-6A(a)(b):
Class DR, 5.47%, 10/20/28		1,000	938,672
Class ER, 8.37%, 10/20/28		250	228,952
Conseco Finance Corp.:
Series 1997-2, Class M1, 7.54%, 06/15/28(b)		1,598	1,612,371
Series 2001-D, Class B1, (1 mo. LIBOR + 2.50%), 4.96%, 11/15/32(c)		1,147	1,144,809
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(b)		2,500	2,635,731
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(e)		1,000	1,002,322
CMC Trust, Series 2017-1TR, 4.50%, 03/25/21(a)		771	772,117
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 4.32%, 05/25/36(e)		817	732,785
Deutsche Financial Capital Securitization LLC, Series 1991-I, Class M, 6.80%, 04/15/28		1,138	1,181,666
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 5.09%, 04/18/31(a)(b)		1,000	907,841
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 2.65%, 12/25/36(c)		680	397,602
Flatiron CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.60%), 6.05%, 01/17/26(a)(c)		500	499,872
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 5.02%, 11/15/26(a)(b)		750	710,071
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, 8.17%, 10/29/29(a)(b)		500	444,656
Highbridge Loan Management Ltd., Series 5A-2015, Class ERR, 8.43%, 10/15/30(a)(b)		500	437,328
KKR CLO Ltd., Series 12, Class ER2, 8.58%, 10/15/30(a)(b)		1,000	906,857

Security		Par (000)	Value

Asset-Backed Securities (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	USD	2,363	$1,905,675
Long Beach Mortgage Loan Trust(c):
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.26%), 2.77%, 05/25/36		856	390,762
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.66%, 06/25/36		1,113	614,553
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.67%, 08/25/36		1,741	912,966
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 2.75%, 08/25/36		1,742	923,340
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.67%, 10/25/36		1,557	670,755
Madison Park Funding XXX Ltd.(b):
Series 2017-25A, Class D, (3 mo. LIBOR US + 6.10%), 8.59%, 04/25/29(a)(c)		500	459,117
Series 2012-30X, Class C, 7.39%, 04/15/29		250	216,068
Series 2018-30A, Class D, 4.94%, 04/15/29(a)		500	457,215
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 2.77%, 08/25/37(c)		1,799	560,880
Neuberger Berman CLO XV, Series 2013-15A, Class DR, 5.49%, 10/15/29(a)(b)		1,000	917,501
OCP CLO Ltd., Series 2016-12A, Class CR, 5.44%, 10/18/28(a)(b)		250	238,871
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.30%), 5.77%, 10/20/25(a)(c)		1,000	991,795
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		863	807,484
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.44%, 01/15/29(a)(b)		1,000	944,400
Palmer Square Loan Funding Ltd., Series 2018-4A, Class C, 4.80%, 11/15/26(a)(b)		1,800	1,709,675
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class DR, 8.53%, 08/23/31		500	447,267
Series 2018-1A, Class D, 8.64%, 10/20/31		400	364,334
Regatta VI Funding Ltd., Series 2016-1A, Class DR, 5.17%, 07/20/28(a)(b)		500	471,770
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.69%, 04/15/29(a)(c)		1,000	951,954
RSO REPO SPE Trust, 5.20%, 09/15/20(a)(d)		1,422	1,422,478
TIAA CLO II Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 5.85%), 8.32%, 04/20/29(a)(c)		1,000	916,863
West CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.65%), 6.24%, 11/07/25(a)(c)		1,000	994,143

Total Asset-Backed Securities — 23.0% (Cost — $47,526,893)			45,550,454

Corporate Bonds — 61.1%

Argentina — 3.5%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(a)		928	854,920
Arcor SAIC, 6.00%, 07/06/23(a)(f)		1,689	1,551,769
Cablevision SA, 6.50%, 06/15/21(a)		1,513	1,454,371
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)(f)		1,078	910,910
Tarjeta Naranja SA (Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 50.06%, 04/11/22(a)(c)		740	296,004
Tecpetrol SA, 4.88%, 12/12/22(a)		891	817,493
YPF SA (Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 47.83%, 07/07/20(c)		2,788	1,111,732

			6,997,199

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Austria — 0.4%
Suzano Austria GmbH, 6.00%, 01/15/29(a)	USD	861	$877,144

Bahrain — 0.1%
Oil and Gas Holding Co. BSCC, 7.50%, 10/25/27		200	196,750

Bermuda — 0.5%
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19(g)		300	164,625
Geopark Ltd., 6.50%, 09/21/24(a)(f)		1,000	925,000

			1,089,625

Brazil — 0.3%
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(h)		615	606,544

British Virgin Islands — 0.7%
Central American Bottling Corp., 5.75%, 01/31/27(a)		626	610,350
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	180,075
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	154,970
Rock International Investment Co., 6.63%, 03/27/20		550	421,285

			1,366,680

Canada — 4.4%
Bausch Health Cos., Inc., 9.00%, 12/15/25(a)		844	839,780
Canbriam Energy, Inc., 9.75%, 11/15/19(a)(f)		1,540	1,347,500
Frontera Energy Corp., 9.70%, 06/25/23(a)(f)		2,000	1,972,500
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,500	1,365,000
Largo Resources Ltd., 9.25%, 06/01/21(a)		210	220,762
Masonite International Corp., 5.63%, 03/15/23(a)		399	387,030
NOVA Chemicals Corp., 5.25%, 06/01/27(a)(f)		1,495	1,323,075
Stoneway Capital Corp., 10.00%, 03/01/27(a)(f)		1,458	1,303,140

			8,758,787

Cayman Islands — 4.9%
Alpha Star Holding V Ltd., 6.63%, 04/18/23		200	177,750
Ambac LSNI LLC, 7.80%, 02/12/23(a)(b)		548	548,996
Anton Oilfield Services Group, 9.75%, 12/05/20		200	177,928
Central China Real Estate Ltd., 6.88%, 10/23/20		200	195,500
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		200	196,178
China Evergrande Group, 4.25%, 02/14/23	HKD	2,000	225,433
China SCE Property Holdings Ltd., 7.45%, 04/17/21	USD	300	293,250
CIFI Holdings Group Co. Ltd.:
6.88%, 04/23/21		200	195,519
5.50%, 01/23/22		400	362,000
Energuate Trust, 5.88%, 05/03/27(a)		503	464,018
Fantasia Holdings Group Co. Ltd., 8.38%, 03/08/21		200	153,000
Future Land Development Holdings Ltd., 6.50%, 09/12/20		200	197,000
Gol Finance, Inc., 7.00%, 01/31/25(a)(f)		1,000	886,250
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	175,518
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(a)		400	371,500
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	183,054
KWG Group Holdings Ltd., 9.85%, 11/26/20		200	206,500
Latam Finance Ltd., 6.88%, 04/11/24(a)(f)		645	636,131
Logan Property Holdings Co. Ltd., 8.75%, 12/12/20		200	203,500
Pearl Holding III Ltd., 9.50%, 12/11/22		200	172,000
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		200	191,500
6.95%, 04/17/21		300	280,500
Redco Group, 6.38%, 02/27/19		200	197,500
Shimao Property Holdings Ltd., 6.38%, 10/15/21		200	199,000
Times China Holdings Ltd., 6.25%, 01/17/21		500	479,970
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(f)		1,322	1,314,992
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	193,000

Security		Par (000)	Value

Cayman Islands (continued)
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21	USD	700	$693,927
Zhenro Properties Group Ltd., 12.50%, 01/02/21		200	200,203

			9,771,617

Chile — 0.5%
Baoxin Auto Finance I Ltd., 5.63%(b)(i)		200	167,011
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)		737	693,087
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	187,450

			1,047,548

China — 0.7%
Easy Tactic Ltd., 8.88%, 09/27/21		200	200,500
Excel Capital Global Ltd., 7.00%(b)(i)		200	198,000
Greenland Global Investment Ltd., 7.67%, 09/26/21(b)		200	190,000
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	169,183
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)		300	159,755
Scenery Journey Ltd., 11.00%, 11/06/20		200	200,500
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,984

			1,317,922

Colombia — 0.2%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		400	347,574

Czech Republic — 0.1%
Residomo SRO, 3.38%, 10/15/24	EUR	100	111,188

Denmark — 0.2%
DKT Finance ApS, 7.00%, 06/17/23		280	338,102

Dominican Republic — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	928	897,840

France — 1.1%
BNP Paribas SA, 4.38%, 03/01/33(b)(f)		800	748,882
BPCE SA, 5.15%, 07/21/24(a)		600	602,487
Credit Agricole SA, 4.00%, 01/10/33(a)(b)		750	686,809
Crown European Holdings SA, 2.25%, 02/01/23	EUR	100	114,568

			2,152,746

Germany — 0.8%
IHO Verwaltungs GmbH, (2.75% Cash or 3.50% PIK), 2.75%, 09/15/21(h)		100	113,429
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)		500	542,877
Unitymedia GmbH, 6.13%, 01/15/25(a)(f)	USD	988	992,841

			1,649,147

Hong Kong — 0.1%
Studio City Finance Ltd., 8.50%, 12/01/20		300	299,537

India — 0.2%
JSW Steel Ltd., 5.25%, 04/13/22		400	387,182

Indonesia — 0.1%
Jasa Marga Persero Tbk PT, 7.50%, 12/11/20	IDR	2,000,000	130,417
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21		2,000,000	130,153

			260,570

Ireland — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 05/15/23	EUR	100	116,354
6.00%, 02/15/25(a)(f)	USD	1,000	923,120
4.75%, 07/15/27	GBP	140	161,485
Bank of Ireland Group PLC, 4.13%, 09/19/27(b)	USD	500	455,326
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	110	138,909

			1,795,194

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy — 0.8%
Assicurazioni Generali SpA(3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48(j)	EUR	500	$580,752
Buzzi Unicem SpA, 2.13%, 04/28/23		100	114,326
Intesa Sanpaolo SpA, 3.88%, 07/14/27(a)	USD	700	602,124
Nexi Capital SpA, 4.13%, 11/01/23	EUR	100	113,150
Schumann SpA, 7.00%, 07/31/23		100	115,374

			1,525,726

Japan — 0.3%
SoftBank Group Corp., 4.00%, 04/20/23		200	235,452
Takeda Pharmaceutical Co. Ltd.:
0.38%, 11/21/20		100	114,572
0.78%, 11/21/22(b)		100	114,002
1.13%, 11/21/22		100	115,311

			579,337

Jersey — 0.2%
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	121,818
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	240	261,831

			383,649

Luxembourg — 2.2%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	124,204
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		100	115,810
DEA Finance SA, 7.50%, 10/15/22	EUR	100	119,616
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		100	101,124
Gilex Holding Sarl, 8.50%, 05/02/23(a)	USD	214	216,407
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	100	111,997
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	167	143,620
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		557	517,314
Puma International Financing SA, 5.13%, 10/06/24(a)		1,000	798,750
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)(f)		928	963,960
Telecom Italia Capital SA, 6.38%, 11/15/33		385	347,513
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	109,676
VM Holdings SA, 5.38%, 05/04/27(a)(f)	USD	750	725,625

			4,395,616

Mexico — 3.3%
Axtel SAB de CV, 6.38%, 11/14/24(a)(f)		1,000	946,250
BBVA Bancomer SA, 6.75%, 09/30/22(a)		500	525,000
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		444	412,920
Cydsa SAB de CV, 6.25%, 10/04/27(a)		800	715,000
Docuformas SAPI de CV, 9.25%, 10/11/22(a)		400	356,800
Grupo Bimbo SAB de CV, 5.95%(a)(b)(i)		796	771,125
Grupo Posadas SAB de CV, 7.88%, 06/30/22(a)		1,000	963,768
Mexichem SAB de CV, 5.50%, 01/15/48(a)		460	393,300
Petroleos Mexicanos:
6.50%, 03/13/27		417	391,980
5.35%, 02/12/28		19	16,578
Trust F/1401, 6.95%, 01/30/44		1,192	1,123,460

			6,616,181

Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22(b)		34	31,063

Netherlands — 3.7%
ABN AMRO Bank NV(5 year USD Swap + 2.20%), 4.40%, 03/27/28(j)		800	783,849
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.13%, 06/01/48(b)		500	462,250
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	109,990
Energizer Gamma Acquisition BV, 4.63%, 07/15/26		100	107,128
Greenko Dutch BV, 5.25%, 07/24/24	USD	200	179,250

Security		Par (000)	Value

Netherlands (continued)
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	110	$124,129
ING Groep NV, 4.70%, 03/22/28(b)	USD	800	790,359
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	117,200
NN Group NV (3 mo. EURIBOR + 4.95%), 4.63%, 01/13/48(j)		500	582,900
NXP BV/NXP Funding LLC, 4.13%, 06/01/21(a)(f)	USD	509	502,638
OCI NV, 5.00%, 04/15/23	EUR	180	210,191
Petrobras Global Finance BV:
5.30%, 01/27/25	USD	430	410,220
8.75%, 05/23/26		659	739,727
6.00%, 01/27/28		706	665,405
United Group BV, 4.88%, 07/01/24	EUR	140	157,190
Ziggo BV, 5.50%, 01/15/27(a)(f)	USD	1,540	1,378,300

			7,320,726

Panama — 0.5%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		757	727,666
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	205,000

			932,666

Singapore — 0.5%
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		200	200,500
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	205,100
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		200	194,750
Mulhacen Pte Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 08/01/23(h)	EUR	310	333,871

			934,221

South Africa — 0.2%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)	USD	340	327,675

Spain — 0.6%
Banco de Sabadell SA, 5.38%, 12/12/28(b)	EUR	400	458,873
Banco Santander SA, 2.13%, 02/08/28		500	523,329
El Corte Ingles SA, 3.00%, 03/15/24		100	114,861

			1,097,063

Sweden — 0.1%
Verisure Holding AB, 3.50%, 05/15/23		144	161,721
Verisure Midholding AB, 5.75%, 12/01/23		100	110,256

			271,977

Turkey — 0.2%
Petkim Petrokimya Holding, 5.88%, 01/26/23(a)	USD	440	399,300

United Kingdom — 2.0%
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23	GBP	100	127,460
Arrow Global Finance PLC, 5.13%, 09/15/24		240	272,377
Barclays Bank PLC, 6.63%, 03/30/22	EUR	300	385,182
Barclays PLC:
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(j)		100	113,074
4.84%, 05/09/28(f)	USD	500	459,035
International Game Technology PLC, 4.75%, 02/15/23	EUR	100	121,731
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	125,153
Ladbrokes Group Finance PLC, 5.13%, 09/16/22		7	8,708
MARB BondCo PLC:
7.00%, 03/15/24	USD	200	189,250
6.88%, 01/19/25(a)		1,357	1,258,618
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	126,447
Tesco Corporate Treasury Services PLC, 1.38%, 10/24/23	EUR	100	111,573
Vedanta Resources PLC, 7.13%, 05/31/23	USD	500	447,500
Virgin Media Finance PLC, 6.38%, 10/15/24	GBP	110	140,865
Worldpay Finance PLC, 3.75%, 11/15/22	EUR	100	120,819

			4,007,792

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States — 26.3%
Ambac Assurance Corp., 5.10%, 06/07/20(a)	USD	23	$30,101
American Airlines Group, Inc., 4.87%, 04/22/25(d)		257	257,000
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25		393	400,061
Antero Resources Corp., 5.38%, 11/01/21		100	96,500
Arconic, Inc., 6.75%, 01/15/28(f)		1,540	1,488,025
Bristow Group, Inc., 8.75%, 03/01/23(a)(f)		1,496	1,069,640
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		57	50,730
BWAY Holding Co.:
4.75%, 04/15/24	EUR	110	123,377
5.50%, 04/15/24(a)	USD	150	141,000
Carlson Travel, Inc., 6.75%, 12/15/23(a)		886	853,882
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		210	194,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27(a)(f)		1,000	931,400
Centennial Resource Production LLC, 5.38%, 01/15/26(a)(f)		1,000	930,000
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		400	398,000
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(h)(k)		645	657,408
Chesapeake Energy Corp., 7.00%, 10/01/24(f)		1,329	1,149,585
Citigroup, Inc., 6.68%, 09/13/43(f)		500	589,840
Colfax Corp., 3.25%, 05/15/25	EUR	110	116,290
Commercial Metals Co., 5.38%, 07/15/27	USD	95	85,025
CSC Holdings LLC, 10.88%, 10/15/25(a)(f)		1,268	1,424,915
DaVita, Inc., 5.00%, 05/01/25(f)		875	794,062
Diamondback Energy, Inc., 4.75%, 11/01/24(a)		513	495,045
Energy Transfer Equity LP, 7.50%, 10/15/20(f)		1,000	1,040,000
Equinix, Inc., 2.88%, 03/15/24	EUR	100	114,088
First Data Corp., 5.00%, 01/15/24(a)	USD	504	485,100
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(f)		1,050	1,013,250
Frontier Communications Corp., 8.50%, 04/01/26(a)(f)		1,500	1,312,500
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23		495	501,781
Goldman Sachs Group, Inc., 5.15%, 05/22/45(f)		700	654,598
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		150	152,438
HCA, Inc., 5.88%, 02/15/26(f)		1,540	1,532,300
Herc Rentals, Inc., 7.50%, 06/01/22(a)(f)		1,313	1,362,237
HSBC Holdings PLC, 5.25%, 03/14/44(f)		700	693,829
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)(f)		1,540	1,401,400
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	106,028
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)(f)	USD	649	603,570
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(a)(f)		1,500	1,312,500
Kaiser Aluminum Corp., 5.88%, 05/15/24(f)		1,540	1,505,350
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(a)(f)		800	772,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 09/01/26(f)		1,600	1,448,000
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	100	113,812
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(f)	USD	1,000	1,140,000
Oasis Petroleum, Inc., 6.88%, 03/15/22		301	283,693
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		3	2,955
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(a)(f)		1,495	1,480,050
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(a)		148	141,340
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24(a)		403	390,910
Post Holdings, Inc., 5.00%, 08/15/26(a)(f)		1,540	1,401,400

Security		Par (000)	Value

United States (continued)
PulteGroup, Inc., 5.50%, 03/01/26	USD	302	$290,675
Quicken Loans, Inc., 5.75%, 05/01/25(a)(f)		1,638	1,531,530
Quintiles IMS, Inc., 3.25%, 03/15/25	EUR	100	112,232
Resolute Energy Corp., 8.50%, 05/01/20(f)	USD	1,725	1,699,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		401	400,208
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/20(a)(f)		1,400	1,456,000
Sabre GLBL, Inc., 5.38%, 04/15/23(a)		400	398,000
Scientific Games International, Inc., 10.00%, 12/01/22(f)		1,500	1,522,500
SEACOR Holdings, Inc., 3.25%, 05/15/30(f)		1,500	1,261,047
Sprint Corp., 7.88%, 09/15/23(f)		787	807,659
Steel Dynamics, Inc., 5.50%, 10/01/24		496	491,040
Sunoco LP/Sunoco Finance Corp., Series WI, 4.88%, 01/15/23		607	591,825
Talen Energy Supply LLC, 10.50%, 01/15/26(a)(f)		1,322	1,123,700
Tenneco, Inc., 5.00%, 07/15/24	EUR	110	128,698
TransDigm, Inc., 6.50%, 05/15/25(f)	USD	1,540	1,470,700
TRI Pointe Group, Inc., 4.88%, 07/01/21		676	645,580
United Rentals North America, Inc., 4.88%, 01/15/28(f)		1,500	1,316,250
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(a)		200	160,000
VeriSign, Inc., 4.75%, 07/15/27		414	388,249
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		293	314,437
Vistra Energy Corp.:
7.38%, 11/01/22		200	206,500
7.63%, 11/01/24		189	199,395
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(f)		1,500	1,402,500
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	162	190,716
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 01/15/27(a)(f)	USD	832	742,560

			52,092,391

Total Corporate Bonds — 61.1% (Cost — $131,382,497)			121,184,279

Floating Rate Loan Interests(c) — 8.1%

Netherlands — 0.6%
Stars Group Holdings B.V., 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25		1,194	1,151,219

United States — 7.5%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.30%, 07/31/25		379	367,087
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.14%, 11/03/25		402	371,347
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.26%, 12/31/22		893	863,236
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.35%, 10/04/19(d)		1,994	1,994,385
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.71%, 08/13/25(d)		565	528,275
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.27%, 04/01/24		1,568	1,486,241
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 12/14/24		886	841,271
LSTAR Securities Financing Vehicle, LPN, 2018 Term Loan, (1 mo. LIBOR + 2.00%), 4.35%, 04/01/21(d)		654	651,409
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.21%, 11/08/22(d)		1,504	1,481,440

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 8.59%, 08/07/23(d)	USD	337	$327,003
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.18%, 04/12/25(d)		1,467	1,333,024
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.06%, 02/28/25		854	775,006
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.37%), 5.72%, 08/08/20(d)		1,552	1,552,133
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 5.25%, 08/14/24		1,568	1,467,888
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.77%, 05/23/25		160	148,529
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.52%, 11/21/24		857	819,617

			15,007,891

Total Floating Rate Loan Interests — 8.1% (Cost — $16,795,686)			16,159,110

Foreign Agency Obligations — 4.8%

Colombia — 1.2%
Colombia Government International Bond:
4.38%, 07/12/21		215	218,171
4.50%, 01/28/26		671	669,826
3.88%, 04/25/27(f)		870	830,197
4.50%, 03/15/29		590	585,280

			2,303,474

Egypt — 0.8%
Egypt Government International Bond:
5.75%, 04/29/20		1,051	1,060,196
8.50%, 01/31/47(a)		488	439,810

			1,500,006

Indonesia — 1.3%
Indonesia Government International Bond:
4.75%, 01/08/26		200	202,398
4.10%, 04/24/28(f)		200	193,750
5.35%, 02/11/49		365	375,054
Indonesia Treasury Bond:
7.88%, 04/15/19	IDR	16,952	1,181,217
8.38%, 09/15/26		8,525	599,349

			2,551,768

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22	USD	200	187,000

Mexico — 0.1%
Mexico Government International Bond, 4.15%, 03/28/27		320	308,400

Qatar — 0.1%
Qatar Government International Bond, 4.63%, 06/02/46		250	254,688

Russia — 0.2%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		200	198,000
4.25%, 06/23/27		200	189,750

			387,750

Saudi Arabia — 0.6%
Saudi Government International Bond, 4.50%, 04/17/30		1,200	1,193,400

Security		Par (000)	Value

South Africa — 0.2%
Republic of South Africa Government International Bond:
5.88%, 05/30/22(f)	USD	224	$231,952
4.88%, 04/14/26		200	190,200

			422,152

Turkey — 0.2%
Turkey Government International Bond:
4.88%, 04/16/43		290	214,238
5.75%, 05/11/47		260	210,925

			425,163

Total Foreign Agency Obligations — 4.8% (Cost — $9,817,384)			9,533,801

Non-Agency Mortgage-Backed Securities — 18.7%

Collateralized Mortgage Obligations — 2.4%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 2.76%, 06/25/37(c)		879	693,569
ARI Investments LLC, 5.28%, 01/06/25(b)(d)		882	882,053
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 14.80%, 12/26/37(a)(b)		1,093	992,760
Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,006	874,363
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.18%), 2.69%, 06/25/46(c)		3,060	1,218,601

			4,661,346

Commercial Mortgage-Backed Securities — 16.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		380	340,964
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.50%), 4.96%, 04/15/27(a)(c)		437	440,284
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.51%, 12/15/36(a)(b)		190	185,794
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR + 1.50%), 4.01%, 12/25/37(a)(c)		2,000	1,499,639
BBCMS Mortgage Trust(a)(b):
Series 2017-DELC, Class F, 5.96%, 08/15/36		550	547,278
Series 2018-TALL, Class D, 3.90%, 03/15/37		500	485,021
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(b)		1,000	969,357
Benchmark Mortgage Trust, Series 2018-B7, Class C, 4.86%, 11/15/51(b)		1,000	997,252
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.35%), 3.81%, 06/15/27(a)(c)		61	60,852
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 5.46%, 11/15/35(a)(b)		999	987,906
BXP Trust, Series 2017-CC(a)(b):
Class D, 3.55%, 08/13/37		180	167,865
Class E, 3.55%, 08/13/37		350	313,748
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class C, 6.07%, 04/15/44(a)(b)		1,000	1,037,558
Citigroup Commercial Mortgage Trust, Class C(b):
Series 2015-GC27, 4.43%, 02/10/48		1,000	983,495
Series 2016-C1, 4.95%, 05/10/49		534	537,652
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR + 3.50%), 6.02%, 06/11/32(a)(c)		790	783,745
COMM Mortgage Trust, Series 2015-CR23, Class CME, 3.68%, 05/10/48(a)(b)		600	592,632
Commercial Mortgage Trust, Series 2015-CR23(b):
Class C, 4.25%, 05/10/48		1,050	1,023,885

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Class CMC, 3.68%, 05/10/48(a)	USD	1,000	$990,139
Class CMD, 3.68%, 05/10/48(a)		1,150	1,136,017
Core Industrial Trust, Series 2015-WEST, Class E, 4.23%, 02/10/37(a)(b)		1,000	976,491
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)		11,000	693,990
DBUBS Mortgage Trust(a)(b):
Series 2011-LC1A, Class E, 5.70%, 11/10/46		1,000	1,028,169
Series 2017-BRBK, Class F, 3.53%, 10/10/34(d)		390	346,174
GS Mortgage Securities Corp. Trust, Series 2017-500K(a)(c):
Class D, (1 mo. LIBOR + 1.30%), 3.76%, 07/15/32		120	118,682
Class E, (1 mo. LIBOR + 1.50%), 3.96%, 07/15/32		240	236,269
Class F, (1 mo. LIBOR + 1.80%), 4.26%, 07/15/32		10	9,845
Class G, (1 mo. LIBOR + 2.50%), 4.96%, 07/15/32		70	68,841
GS Mortgage Securities Trust(a):
Series 2014-GC22, Class D, 4.69%, 06/10/47(b)		179	159,960
Series 2017-GS7, Class D, 3.00%, 08/10/50		375	313,964
Series 2017-GS7, Class E, 3.00%, 08/10/50		300	243,837
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(b)		1,619	1,515,724
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		1,240	1,172,765
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2017-MAUI, Class E, (1 mo. LIBOR + 2.95%), 5.34%, 07/15/34(c)		653	638,433
Series 2018-WPT, Class FFX, 5.54%, 07/05/33		250	244,310
LSTAR Commercial Mortgage Trust, Series 2017-5(a)(b):
Class C, 4.87%, 03/10/50		1,000	893,295
Class X, 1.11%, 03/10/50		12,466	586,546
MAD Mortgage Trust, Series 2017-330M(a)(b):
Class D, 3.98%, 08/15/34		130	126,786
Class E, 4.03%, 08/15/34		180	173,054
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(a)		1,043	1,076,162
Morgan Stanley Bank of America Merrill Lynch Trust, Class D:
Series 2015-C23, 4.13%, 07/15/50(a)(b)		1,000	904,453
Series 2015-C25, 3.07%, 10/15/48		80	66,658
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		1,010	753,511
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)(b)		8,625	1,315,485
Series 2018-H4, Class C, 5.08%, 12/15/51(b)		711	699,292
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(b)		250	230,936
Series 2018-SUN, Class F, 5.01%, 07/15/35(a)(b)		220	216,422
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 5.51%, 11/15/34(a)(b)		160	157,803
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.06%, 04/09/37(a)(b)		170	153,702
Olympic Tower Mortgage Trust, Series 2017-OT(a)(b):
Class D, 3.95%, 05/10/39		140	129,296
Class E, 3.95%, 05/10/39		290	258,790
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR + 2.50%), 4.96%, 06/15/37(a)(c)		260	257,721
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, (1 mo. LIBOR + 2.00%), 4.46%, 07/15/34(a)(c)		560	556,670
Wells Fargo Commercial Mortgage Trust(b):
Series 2015-NXS4, Class D, 3.60%, 12/15/48		305	278,015
Series 2016-NXS5, Class D, 4.88%, 01/15/59		500	479,736
Series 2018-BXI, Class E, 4.61%, 12/15/36(a)		100	98,722

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 4.38%, 03/25/38(b)	USD	876	$757,217
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.58%, 04/15/45(a)(b)		350	350,601

			32,369,410

Total Non-Agency Mortgage-Backed Securities — 18.7% (Cost — $37,170,267)			37,030,756

Preferred Securities

Capital Trusts — 3.8%

Australia — 0.1%
Origin Energy Finance Ltd., 4.00%, 09/16/74(j)		100	115,778

Cayman Islands — 0.3%
Agile Group Holdings Ltd., 6.88%(b)(i)		200	166,250
FWD Ltd., 5.50%(b)(i)		200	178,500
King Talent Management Ltd., 5.60%(b)(i)		200	176,750

			521,500

China — 0.1%
Tewoo Group No. 5 Ltd., 5.80%(b)(i)		200	157,894

Denmark — 0.4%
Orsted A/S, 2.25%, 11/24/17(b)		800	858,011

France — 1.1%
AXA SA, 3.25%, 05/28/49(b)		700	764,434
Societe Generale SA, 5.63%, 11/24/45		700	701,000
Solvay Finance SA (5 year EUR Swap + 3.70%), 5.43%(i)(j)		140	171,232
TOTAL SA (5 year EUR Swap + 3.35%), 3.37%(i)(j)		600	701,376

			2,338,042

Hong Kong — 0.1%
Yancoal International Resources Development Co. Ltd., 5.75%(i)(j)		235	231,769

Netherlands — 1.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%(i)(j)		500	484,375
ATF Netherlands BV (5 year EUR Swap + 4.38%), 3.75%(i)(j)	EUR	300	330,806
Naturgy Finance BV, 4.13%(i)(j)		100	117,012
Repsol International Finance BV, 3.88%(i)(j)		100	117,611
Telefonica Europe BV, 3.75%(i)(j)		300	345,724
Telefonica Europe BV, 3.88%(b)(i)		500	518,220
Volkswagen International Finance NV, 3.88%(i)(j)		500	514,858
Volkswagen International Finance NV, 4.63%(i)(j)		300	338,655

			2,767,261

South Korea — 0.1%
KDB Life Insurance Co. Ltd., 7.50%, 05/21/78(b)		200	190,000

Thailand — 0.1%
PTTEP Treasury Center Co. Ltd., 4.60%(i)(j)		200	187,500

United States — 0.1%
Belden, Inc., 4.13%, 10/15/26		100	112,102

Total Capital Trusts — 3.8% (Cost — $7,840,116)			7,479,857

Total Preferred Securities — 3.8% (Cost — $7,840,116)			7,479,857

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 1.9%

Collateralized Mortgage Obligations — 1.9%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03(c):
Class 1M2, (1 mo. LIBOR US + 3.00%), 5.51%, 10/25/29	EUR	106	$109,811
Class 1B1, (1 mo. LIBOR US + 4.85%), 7.36%, 10/25/29		1,000	1,078,832
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2(c):
Class M2, (1 mo. LIBOR US + 3.45%), 5.96%, 10/25/29	USD	1,465	1,550,280
Class B1, (1 mo. LIBOR US + 5.15%), 7.66%, 10/25/29		1,000	1,120,427

Total U.S. Government Sponsored Agency Securities — 1.9% (Cost — $3,571,191)			3,859,350

Total Long-Term Investments — 121.4% (Cost — $254,104,034)			240,797,607

		Shares

Short-Term Securities — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(l)(m)		2,363,454	$2,363,454

Total Short-Term Securities — 1.2% (Cost — $2,363,454)			2,363,454

Options Purchased — 0.1% (Cost — $134,343)			199,585

Total Investments — 122.7% (Cost — $256,601,831)			243,360,646

Liabilities in Excess of Other Assets — (22.7)%			(45,088,217)

Net Assets — 100.0%			$198,272,429

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Convertible security.
(l)	Annualized 7-day yield as of period end.

(m)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,180,865	(817,411)	2,363,454	$2,363,454	$108,208	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	3.15%	08/20/18	Open	$589,000	$595,129	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/18/18	Open	164,750	165,351	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.75	10/22/18	Open	515,625	518,218	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	10/22/18	Open	1,431,428	1,439,332	Corporate Bonds	Open/Demand
BNP Paribas	2.98	10/31/18	Open	1,892,500	1,901,580	Corporate Bonds	Open/Demand
BNP Paribas	3.00	11/07/18	Open	1,327,500	1,333,179	Corporate Bonds	Open/Demand
BNP Paribas	3.00	11/07/18	Open	1,247,260	1,252,595	Corporate Bonds	Open/Demand

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	3.15%	11/15/18	Open	$673,000	$675,537	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	11/15/18	Open	765,000	767,786	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	11/15/18	Open	827,450	830,463	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	11/15/18	Open	752,500	755,240	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	11/15/18	Open	656,250	658,640	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	11/15/18	Open	636,480	638,798	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	12/10/18	Open	208,320	208,660	Foreign Agency Obligations	Open/Demand
BNP Paribas	3.20	12/11/18	Open	693,680	694,871	Corporate Bonds	Open/Demand
BNP Paribas	3.25	12/11/18	Open	863,040	864,502	Corporate Bonds	Open/Demand
BNP Paribas	3.25	12/11/18	Open	573,244	574,215	Corporate Bonds	Open/Demand
BNP Paribas	3.25	12/11/18	Open	1,196,000	1,198,026	Corporate Bonds	Open/Demand
BNP Paribas	3.29	12/11/18	Open	655,168	656,293	Corporate Bonds	Open/Demand
BNP Paribas	3.29	12/11/18	Open	665,000	666,142	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/13/18	Open	1,222,162	1,223,904	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/13/18	Open	1,232,000	1,233,756	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/13/18	Open	1,178,100	1,179,779	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	1,087,500	1,088,769	Corporate Bonds	Open/Demand
BNP Paribas	2.95	12/14/18	Open	896,437	897,465	Corporate Bonds	Open/Demand
BNP Paribas	3.00	12/14/18	Open	1,391,250	1,392,873	Corporate Bonds	Open/Demand
BNP Paribas	3.00	12/14/18	Open	1,522,313	1,524,088	Corporate Bonds	Open/Demand
BNP Paribas	3.05	12/14/18	Open	600,525	601,238	Corporate Bonds	Open/Demand
BNP Paribas	3.05	12/14/18	Open	948,655	949,781	Corporate Bonds	Open/Demand
BNP Paribas	3.05	12/14/18	Open	1,056,550	1,057,805	Corporate Bonds	Open/Demand
BNP Paribas	3.20	12/14/18	Open	443,869	444,424	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	920,000	921,092	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,176,000	1,177,396	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,140,000	1,141,354	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,143,450	1,144,808	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,210,940	1,212,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,070,300	1,071,571	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,239,700	1,241,172	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,162,700	1,164,081	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,204,000	1,205,430	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,297,450	1,298,991	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/14/18	Open	1,235,850	1,237,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/19/18	Open	1,102,920	1,104,055	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/19/18	Open	956,880	957,865	Corporate Bonds	Open/Demand
BNP Paribas	3.05	12/20/18	Open	766,687	767,416	Foreign Agency Obligations	Open/Demand
BNP Paribas	3.20	12/20/18	Open	823,750	824,574	Corporate Bonds	Open/Demand
BNP Paribas	3.20	12/20/18	Open	790,000	790,790	Corporate Bonds	Open/Demand
BNP Paribas	3.20	12/20/18	Open	776,250	777,026	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/20/18	Open	668,500	669,077	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/20/18	Open	474,642	475,052	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/20/18	Open	631,750	632,295	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/20/18	Open	702,000	702,606	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/20/18	Open	368,750	369,100	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/20/18	Open	762,500	763,224	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/20/18	Open	498,107	498,580	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	12/20/18	Open	840,000	840,798	Corporate Bonds	Open/Demand

				$50,875,682	$50,976,488

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10- Year U.S. Ultra Long Treasury Bond	9	03/20/19	$1,171	$9,410
U.S. Ultra Bond	7	03/20/19	1,125	(1,648)
5-Year U.S. Treasury Note	135	03/29/19	15,483	217,229

				224,991

Short Contracts:
10-Year U.S. Treasury Note	148	03/20/19	18,058	(433,053)
2-Year U.S. Treasury Note	23	03/29/19	4,883	(3,621)

				(436,674)

				$(211,683)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,495,075	GBP	1,169,000	JPMorgan Chase Bank N.A.	02/05/19	$2,635
USD	230,419	HKD	1,798,098	Bank of America N.A.	03/14/19	310

						2,945

USD	512,085	IDR	7,890,718,440	JPMorgan Chase Bank N.A.	01/11/19	(35,167)
USD	1,734,771	ARS	71,247,045	BNP Paribas S.A.	01/16/19	(123,010)
USD	187,503	EUR	164,000	Citibank N.A.	02/05/19	(917)
USD	2,178,309	EUR	1,908,000	JPMorgan Chase Bank N.A.	02/05/19	(13,803)
USD	359,025	EUR	315,000	State Street Bank and Trust Co.	02/05/19	(2,881)
USD	11,265,974	EUR	9,882,000	UBS AG	02/05/19	(87,510)
USD	263,594	IDR	4,018,493,290	Morgan Stanley & Co. International PLC	03/15/19	(12,805)

						(276,093)

						$(273,148)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPX Volatility Index	240	01/16/19	USD	27.00	USD	240	$27,000

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 03/21/29	3-Month LIBOR, 2.81%	Quarterly	2.65%	Semi-annual	Citibank N.A.	03/19/19	2.65%	USD	11,060	$88,968
10-Year Interest Rate Swap, 06/20/29	3-Month USD LIBOR, 2.81%	Quarterly	2.78	Semi-annual	Citibank N.A.	06/18/19	2.78	USD	4,510	83,617

										$172,585

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR 2.81%	Quarterly	2.14%	Quarterly	N/A	02/28/22	USD	6,900	$(59,881)	$69	$(59,950)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	733	$18,844	$5,618	$13,226

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	5,000	$(603,854)	$(537,651)	$(66,203)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	3,000	(362,312)	(318,778)	(43,534)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	2,000	(241,542)	(227,959)	(13,583)

								$(1,207,708)	$(1,084,388)	$(123,320)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$69	$—	$—	$(59,950)
OTC Swaps	5,618	(1,084,388)	13,226	(123,320)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$226,639	$—	$226,639
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,945	—	—	2,945
Options purchased
Investments at value — unaffiliated(b)	—	—	27,000	—	172,585	—	199,585
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	18,844	—	—	—	—	18,844

	$—	$18,844	$27,000	$2,945	$399,224	$—	$448,013

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$438,322	$—	$438,322
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	276,093	—	—	276,093
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	59,950	—	59,950
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,207,708	—	—	—	—	1,207,708

	$—	$1,207,708	$—	$276,093	$498,272	$—	$1,982,073

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,752,922	$—	$1,752,922
Forward foreign currency exchange contracts	—	—	—	414,575	—	—	414,575
Options purchased(a)	—	—	(84,860)	—	183,673	—	98,813
Swaps	—	306,819	—	—	(33,679)	—	273,140

	$—	$306,819	$(84,860)	$414,575	$1,902,916	$—	$2,539,450

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(400,655)	$—	$(400,655)
Forward foreign currency exchange contracts	—	—	—	(258,283)	—	—	(258,283)
Options purchased(b)	—	—	2,016	—	63,226	—	65,242
Swaps	—	(106,726)	—	—	(39,197)	—	(145,923)

	$—	$(106,726)	$2,016	$(258,283)	$($376,626)	$—	$(739,619)

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$47,699,086
Average notional value of contracts — short	$42,136,990
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,277,634
Average amounts sold — in USD	$1,505,435
Options:
Average value of option contracts purchased	$11,051
Average notional value of swaption contracts purchased	$3,892,500
Credit default swaps:
Average notional value — buy protection	$549,750
Average notional value — sell protection	$10,000,000
Interest rate swaps:
Average notional value — receives fixed rate	$6,900,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$—		$21,573
Swaps — Centrally cleared	8,225		—
Forward foreign currency exchange contracts	2,945		276,093
Options	199,585	(a)	—
Swaps — OTC(b)	18,844		1,207,708

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$229,599		$1,505,374
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(35,225)		(21,573)

Total derivative assets and liabilities subject to an MNA	$194,374		$1,483,801

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$310	$—	$—	$—	$310
Citibank N.A.	191,429	(917)	—	(190,512)	—
JPMorgan Chase Bank N.A.	2,635	(2,635)	—	—	—

	$194,374	$(3,552)	$—	$(190,512)	$310

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
BNP Paribas S.A.	$123,010	$—	$—	$—	$123,010
Citibank N.A.	917	(917)	—	—	—
JPMorgan Chase Bank N.A.	48,970	(2,635)	—	—	46,335
Morgan Stanley & Co. International PLC	1,220,513	—	—	(1,030,000)	190,513
State Street Bank and Trust Co.	2,881	—	—	—	2,881
UBS AG	87,510	—	—	—	87,510

	$1,483,801	$(3,552)	$—	$(1,030,000)	$450,249

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock 2022 Global Income Opportunity Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation ofinvestments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$43,627,976	$1,922,478	$45,550,454
Corporate Bonds	225,433	120,701,846	257,000	121,184,279
Floating Rate Loan Interests	—	8,291,441	7,867,669	16,159,110
Foreign Agency Obligations	—	9,533,801	—	9,533,801
Non-Agency Mortgage-Backed Securities	—	35,802,529	1,228,227	37,030,756
Preferred Securities	—	7,479,857	—	7,479,857
U.S. Government Sponsored Agency Securities	—	3,859,350	—	3,859,350
Short-Term Securities:
Money Market Funds	2,363,454	—	—	2,363,454
Options Purchased
Interest rate contracts	—	172,585	—	172,585
Equity contracts	27,000	—	—	27,000

	$2,615,887	$229,469,385	$11,275,374	$243,360,646

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$13,226	$—	$13,226
Forward foreign currency contracts	—	2,945	—	2,945
Interest rate contracts	226,639	—	—	226,639
Liabilities:
Credit contracts	—	(123,320)	—	(123,320)
Forward foreign currency contracts	—	(276,093)	—	(276,093)
Interest rate contracts	(438,322)	(59,950)	—	(498,272)

	$(211,683)	$(443,192)	$—	$(654,875)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $50,976,488 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2017	$1,756,100	$—	$3,677,617	$3,897,617	$9,331,334
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3(a)	(260,000)	—	—	(950,804)	(1,210,804)
Accrued discounts/premiums	—	—	5,993	(1,869)	4,124
Net realized gain (loss)	202	—	22,300	(196,638)	(174,136)
Net change in unrealized appreciation (depreciation)(b)(c)	2,101	—	(214,019)	167,713	(44,205)
Purchases	501,597	257,000	7,744,024	—	8,502,621
Sales	(77,522)	—	(3,368,246)	(1,687,792)	(5,133,560)

Closing Balance, as of December 31, 2018	$1,922,478	$257,000	$7,867,669	$1,228,227	$11,275,374

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(c)	$2,101	$—	$(214,663)	$(10,396)	$(222,958)

(a)

As of December 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.0%

Interest Only Asset-Backed Securities — 0.0%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)(b)	$123	$1,083
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)	1,061	51,714
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)(b)(c)	1,565	65,522

Total Asset-Backed Securities — 0.0% (Cost — $381,761)		118,319

Non-Agency Mortgage-Backed Securities — 3.7%

Collateralized Mortgage Obligations — 3.1%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	66	64,124
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 11.97%, 08/25/23(d)	25	26,557
Seasoned Credit Risk Transfer Trust, Class MA:
Series 2018-2, 3.50%, 11/25/57	1,660	1,664,250
Series 2018-3, 3.50%, 08/25/57	2,272	2,278,154
Series 2018-4, 3.50%, 03/25/58	7,864	7,867,693
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 4.18%, 08/25/34(b)	491	477,717

		12,378,495

Commercial Mortgage-Backed Securities — 0.5%
CSAIL 2018-C14 Commercial Mortgage Trust, Series 2018-C14, Class XA, 0.57%, 11/15/51(b)	2,400	102,675
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	1,170	1,194,449
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.26%, 06/15/35(b)(c)	310	306,170
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.76%, 05/15/51(b)	5,104	277,962

		1,881,256

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	306	68,784
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37	34,008	340
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 05/25/19	1	5
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.05%, 05/15/29(b)	17,185	17

		69,146

Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23(e)	15	13,512
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(e)	225	191,601
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(e)	96	70,191

		275,304

Total Non-Agency Mortgage-Backed Securities — 3.7% (Cost — $14,647,592)		14,604,201

U.S. Government Sponsored Agency Securities — 145.9%

Agency Obligations — 2.6%
Federal Housing Administration(a):
USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23	1,457	1,390,429
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	1	—

Security	Par (000)		Value

Agency Obligations (continued)
Residual Funding Corp., 0.00%, 04/15/30(e)	$13,000		$9,086,347

			10,476,776

Collateralized Mortgage Obligations — 68.5%
Fannie Mae Mortgage-Backed Securities:
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,099,563
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,194,473
Series 2011-8, Class ZA, 4.00%, 02/25/41	6,297		6,494,933
Series 2011-117, Class CP, 4.00%, 11/25/41	14,351		14,991,757
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,718,888
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,097,809
Series 2018-32, Class PS, 4.31%, 05/25/48(b)	8,734		8,957,613
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		7,614,675
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		46,571,343
Series 2010-47, Class JB, 5.00%, 05/25/30	6,934		7,292,474
Series 2003-135, Class PB, 6.00%, 01/25/34	3,982		4,081,488
Series 2004-31, Class ZG, 7.50%, 05/25/34	4,925		5,816,224
Series 2004-31, Class SD, (1 mo. LIBOR + 12.75%), 8.49%, 04/25/34(d)	2,194		2,414,336
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(d)	57		65,313
Series 2005-73, Class DS, (1 mo. LIBOR + 17.55%), 11.03%, 08/25/35(d)	184		205,047
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 20.04%, 08/25/21(d)	3		2,953
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 774.15%, 12/25/21(d)	—	(f)	4
Series G-07, Class S, (1 mo. LIBOR + 1151.68%), 861.88%, 03/25/21(d)	—	(f)	43
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 3.13%, 01/25/28(b)	517		524,598
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,158,048
Series 4748, Class BM, 3.50%, 11/15/47	3,351		3,331,951
Series 3745, Class ZA, 4.00%, 10/15/40	1,205		1,268,990
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,076,299
Series 3780, Class ZA, 4.00%, 12/15/40	2,275		2,412,286
Series 4269, Class PM, 4.00%, 08/15/41	8,884		9,424,334
Series 4016, Class BX, 4.00%, 09/15/41	15,408		16,266,506
Series 3960, Class PL, 4.00%, 11/15/41	2,859		3,004,238
Series 4299, Class JY, 4.00%, 01/15/44	1,000		1,041,635
Series 4026, Class IO, 4.50%, 04/15/32	1,870		244,370
Series 3688, Class PB, 4.50%, 08/15/32	4,785		4,813,811
Series 2731, Class ZA, 4.50%, 01/15/34	3,709		3,869,068
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,303,494
Series 4615, Class LB, 4.50%, 09/15/41	8,000		8,808,702
Series 3963, Class JB, 4.50%, 11/15/41	800		873,700
Series 4774, Class L, 4.50%, 03/15/48	10,000		10,786,323
Series 3856, Class PB, 5.00%, 05/15/41	10,000		10,799,823
Series 2927, Class BZ, 5.50%, 02/15/35	4,433		4,850,289
Series 2542, Class UC, 6.00%, 12/15/22	849		867,714
Series 0040, Class K, 6.50%, 08/17/24	57		60,917
Series 2218, Class Z, 8.50%, 03/15/30	1,285		1,464,012
Series 1160, Class F, (1 mo. LIBOR + 40.16%), 29.73%, 10/15/21(d)	2		2,492
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	7,193		7,206,822
Series 2010-112, Class TL, 4.00%, 01/20/39	7,267		7,307,827
Series 2011-80, Class PB, 4.00%, 10/20/39	6,872		6,948,229
Series 2012-16, Class HJ, 4.00%, 09/20/40	10,000		10,249,748
Series 2011-88, Class PY, 4.00%, 06/20/41	15,402		15,670,120
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,195		7,689,293
Series 2004-89, Class PE, 6.00%, 10/20/34	12		12,350

			272,956,925

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae Mortgage-Backed Securities:
Series 2015-M1, Class X2, 0.55%, 09/25/24(b)	$37,520		$942,022
Series K079, Class A2, 3.93%, 06/25/28	1,115		1,165,090
Freddie Mac, Series K076, Class A2, 3.90%, 04/25/28	1,025		1,069,346
Ginnie Mae Mortgage-Backed Securities, Series 2017-64, Class IO, 0.72%, 11/16/57(b)	3,410		226,814

			3,403,272

Interest Only Collateralized Mortgage Obligations — 12.5%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(d)	46		851
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(d)	22		495
Series 2013-10, Class PI, 3.00%, 02/25/43(a)	10,793		1,104,406
Series 2018-21, Class IO, 3.00%, 04/25/48	20,764		3,911,016
Series 2011-134, Class ST, (1 mo. LIBOR + 6.00%), 3.49%, 12/25/41(d)	10,837		1,626,270
Series 2016-81, Class CS, (1 mo. LIBOR + 6.10%), 3.59%, 11/25/46(d)	8,392		1,097,055
Series 2017-70, Class SA, 3.64%, 09/25/47(b)	43,454		7,859,666
Series 2015-66, Class AS, (1 mo. LIBOR + 6.25%), 3.74%, 09/25/45(d)	48,926		6,695,741
Series 2011-100, Class S, (1 mo. LIBOR + 6.45%), 3.94%, 10/25/41(d)	2,544		385,153
Series 2012-96, Class DI, 4.00%, 02/25/27	2,184		147,018
Series 2013-45, Class EI, 4.00%, 04/25/43	4,730		836,975
Series 2006-36, Class PS, (1 mo. LIBOR + 6.60%), 4.09%, 05/25/36(d)	5,114		731,244
Series 2011-124, Class GS, (1 mo. LIBOR + 6.70%), 4.19%, 03/25/37(d)	2,864		95,039
Series 2010-74, Class DI, 5.00%, 12/25/39	1,393		45,624
Series 2016-64, Class BI, 5.00%, 09/25/46	10,554		2,096,725
Series 1997-90, Class M, 6.00%, 01/25/28	812		81,735
Series 1999-W4, Class IO, 6.50%, 12/25/28	81		7,000
Series G92-05, Class H, 9.00%, 01/25/22	—	(f)	10
Series 094, Class 2, 9.50%, 08/25/21	—	(f)	18
Series 1990-136, Class S, (1 mo. LIBOR + 17.60%), 17.58%, 11/25/20(d)	1		1
Freddie Mac Mortgage-Backed Securities:
Series 2559, Class IO, 0.50%, 08/15/30(b)	10		19
Series 3923, Class SD, (1 mo. LIBOR + 6.00%), 3.54%, 09/15/41(d)	43,957		6,724,331
Series 3954, Class SL, (1 mo. LIBOR + 6.00%), 3.54%, 11/15/41(d)	24,742		3,841,254
Series 4611, Class BS, (1 mo. LIBOR + 6.10%), 3.64%, 06/15/41(d)	19,179		2,612,790
Series 3745, Class IN, 4.00%, 01/15/35	1,474		9,545
Series 3744, Class PI, 4.00%, 06/15/39	6,131		687,898
Series 3796, Class WS, (1 mo. LIBOR + 6.55%), 4.09%, 02/15/40(d)	4,088		348,788
Series 2611, Class QI, 5.50%, 09/15/32	22		51
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 33.95%, 02/15/21(d)	1		1
Ginnie Mae Mortgage-Backed Securities:
Series 2013-63, Class IO, 0.79%, 09/16/51(b)	12,154		639,334
Series 2014-169, Class IO, 0.83%, 10/16/56(b)	31,798		1,556,232
Series 2016-119, Class IO, 1.12%, 04/16/58(b)	19,894		1,648,268
Series 2016-113, Class IO, 1.19%, 02/16/58(b)	10,081		915,274
Series 2012-97, Class JS, (1 mo. LIBOR + 6.25%), 3.79%, 08/16/42(d)	14,228		1,651,179
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.01%, 12/16/39(d)	874		111,491

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2011-52, Class MJ, (1 mo. LIBOR + 6.65%), 4.18%, 04/20/41(d)	$6,895		$914,442
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 4.21%, 04/16/41(d)	8,202		1,300,611

			49,683,550

Mortgage-Backed Securities — 61.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 01/01/34(g)	180		175,785
3.00%, 01/01/19(g)	16,800		16,375,031
3.50%, 01/01/19(g)	764		763,866
4.00%, 01/01/41 - 01/01/57(h)	110,539		113,234,329
4.50%, 08/01/25 - 09/01/41(h)	39,970		41,842,931
5.00%, 01/01/23 - 04/01/48(h)	40,899		43,162,335
5.50%, 01/01/21 - 10/01/39(h)	8,701		9,373,058
6.50%, 12/01/37 - 10/01/39(h)	3,139		3,546,291
7.50%, 02/01/22	—	(f)	1
9.50%, 09/01/19	—	(f)	68
Freddie Mac Mortgage-Backed Securities:
5.00%, 02/01/22 - 04/01/22	61		62,809
5.50%, 01/01/39(h)	11,963		12,902,512
9.00%, 09/01/20	—	(f)	489
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/15/39	3,018		3,212,376
7.50%, 01/15/23 - 11/15/23	38		37,906
8.00%, 10/15/22 - 08/15/27	21		21,963
9.00%, 04/15/20 - 09/15/21	—	(f)	931

			244,712,681

Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(e):
Series 1991-7, Class J, 0.00%, 02/25/21	—	(f)	430
Series G93-2, Class KB, 0.00%, 01/25/23	27		26,060
Series 1993-51, Class E, 0.00%, 02/25/23	9		8,503
Series 203, Class 1, 0.00%, 02/25/23	3		2,573
Series 1993-70, Class A, 0.00%, 05/25/23	2		1,457
Series 0228, Class 1, 0.00%, 06/25/23	2		2,318
Series 1999-W4, 0.00%, 02/25/29	38		34,762
Series 2002-13, Class PR, 0.00%, 03/25/32	68		60,836
Freddie Mac Mortgage-Backed Securities(e):
Series 1418, Class M, 0.00%, 11/15/22	9		8,449
Series 1571, Class G, 0.00%, 08/15/23	74		69,938
Series 1691, Class B, 0.00%, 03/15/24	157		145,856
Series T-8, Class A10, 0.00%, 11/15/28	8		8,173

			369,355

Total U.S. Government Sponsored Agency Securities — 145.9% (Cost — $607,303,965)			581,602,559

Total Long-Term Investments — 149.6% (Cost — $622,333,318)			596,325,079

	Shares

Short-Term Securities — 1.8%

Money Market Funds— 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(i)(l)	6,469,268		$6,469,268

Total Money Market Funds— 1.6% (Cost — $6,469,268)			6,469,268

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Borrowed Bond Agreement(j)(k) — 0.2%
Credit Suisse Securities (USA) LLC, 3.55%, Open (Purchased on 8/7/18 to be repurchased at $ 878,119. Collateralized by U.S. Treasury Bonds, 2.75%, due 11/15/42, par and fair values of $917,000 and $876,774, respectively)	$871	$871,150

Total Borrowed Bond Agreement — 0.2% (Cost — $871,150)		871,150

Total Short-Term Securities — 1.8% (Cost — $7,340,418)		7,340,418

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 151.4% (Cost — $629,673,736)		603,665,497

Borrowed Bonds
U.S. Treasury Bonds, 2.75%, 11/15/42	(917)	(876,774)

Total Borrowed Bonds — (0.2)% (Proceeds — $842,347)		(876,774)

TBA Sale Commitments(g) — (19.3%)

Mortgage-Backed Securities — (19.3%)
Fannie Mae Mortgage-Backed Securities:
3.00%, 01/01/49 - 02/01/49	43,627	(42,513,329)
4.00%, 01/01/49	20,500	(20,897,188)
5.00%, 01/01/49	12,900	(13,511,742)

Total TBA Sale Commitments — (19.3)% (Proceeds — $75,330,696)		(76,922,259)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 131.9% (Cost — $553,500,693)		525,866,464

Liabilities in Excess of Other Assets — (31.9)%		(127,237,406)

Net Assets — 100.0%		$398,629,058

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Amount is less than $500.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Annualized 7-day yield as of period end.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	The amount to be repurchased assumes the maturity will be the day after period end.

(l)

During the period ended December 31, 2018, investments in issuers considered to an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,647,934	(6,178,666)	6,469,268	$6,469,268	$50,275	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas SA	2.52%	11/09/18	1/14/19	$2,124,400	$2,131,687	U.S. Government Sponsored Agency Securities	Up to 90 Days
BNP Paribas SA	2.52	11/09/18	1/14/19	2,553,800	2,562,559	U.S. Government Sponsored Agency Securities	Up to 90 Days
BNP Paribas SA	2.52	11/09/18	1/14/19	2,366,200	2,374,316	U.S. Government Sponsored Agency Securities	Up to 90 Days
BNP Paribas SA	2.52	11/09/18	1/14/19	2,127,800	2,137,121	U.S. Government Sponsored Agency Securities	Up to 90 Days
BNP Paribas SA	2.52	11/09/18	1/14/19	2,203,400	2,210,958	U.S. Government Sponsored Agency Securities	Up to 90 Days
Citigroup Global Markets, Inc.	2.67	12/11/18	1/14/19	12,537,000	12,554,667	U.S. Government Sponsored Agency Securities	Up to 90 Days
Citigroup Global Markets, Inc.	2.67	12/11/18	1/14/19	1,009,000	1,010,422	U.S. Government Sponsored Agency Securities	Up to 90 Days

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
HSBC Securities (USA), Inc.	2.52%	11/09/18	1/14/19	$3,576,300	$3,588,567	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	14,395,700	14,445,077	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	17,738,700	17,799,544	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	7,844,700	7,871,607	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	7,739,300	7,765,846	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	9,760,200	9,793,677	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	44,810,300	44,963,999	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	2,746,000	2,755,419	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	6,629,700	6,652,440	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	18,719,200	18,783,407	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	3,483,200	3,495,147	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	5,811,800	5,831,734	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	6,285,200	6,306,758	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	4,592,900	4,608,654	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	4,533,100	4,548,649	U.S. Government Sponsored Agency Securities	Up to 90 Days
HSBC Securities (USA), Inc.	2.52	11/09/18	1/14/19	2,597,600	2,606,510	U.S. Government Sponsored Agency Securities	Up to 90 Days

				$186,185,500	$186,798,765

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	73	03/20/19	$8,907	$208,129

Short Contracts:
90-Day Euro Dollar	94	03/18/19	22,863	92,216
10-Year U.S. Ultra Long Treasury	204	03/20/19	26,536	(826,320)
Long U.S. Treasury Bond	295	03/20/19	43,070	(2,006,220)
5-Year U.S. Treasury Note	895	03/29/19	102,645	(1,589,499)
90-Day Euro-Dollar	63	06/17/19	15,327	19,432
90-Day Euro-Dollar	53	09/16/19	12,898	(14,505)
90-Day Euro-Dollar	48	12/16/19	11,682	(31,207)
90-Day Euro Future	40	03/16/20	9,745	(44,114)
90-Day Euro-Dollar	93	06/15/20	22,670	(119,856)
90-Day Euro Future	93	09/14/20	22,679	(159,381)

				(4,679,454)

				$(4,471,325)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.81%	Quarterly	3.43	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	$153,953	$(64,731)	$218,684
3-Month LIBOR, 2.81%	Quarterly	5.41	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,102,906	—	1,102,906

									$1,256,859	$(64,731)	$1,321,590

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$(64,731)	$1,321,590	$—

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$319,777	$—	$319,777
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	—	—	1,321,590	—	1,321,590

	$—	$—	$—	$—	$1,641,367	$—	$1,641,367

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$4,791,102	$—	$4,791,102
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	64,731	—	64,731

	$—	$—	$—	$—	$4,855,833	$—	$4,855,833

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,102,330	$—	$2,102,330
Swaps	—	—	—	—	(940,649)	—	(940,649)

	$—	$—	$—	$—	$1,161,681	$—	$1,161,681

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,756,117)	$—	$(4,756,117)
Swaps	—	—	—	—	1,101,485	—	1,101,485

	$—	$—	$—	$—	$(3,654,632)	$—	$(3,654,632)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts purchased	$10,452,023
Average notional value of contracts sold	$295,048,554
Interest rate swaps:
Average notional value — pay fixed rate	$30,000,000
Average notional value — receives fixed rate	$15,565,000

Derivative Financial Instruments — Offsetting as of Period End

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

	Assets	Liabilities
Futures contracts	$28,516	$475,754
Swaps — OTC(a)	1,321,590	64,731

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,350,106	$540,485
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(28,516)	(475,754)

Total derivative assets and liabilities subject to an MNA	$1,321,590	$64,731

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	BlackRock Income Trust, Inc. (BKT)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
JPMorgan Chase Bank N.A.	$1,321,590	$(64,731)	$—	$(1,010,000)	$246,859

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank N.A.	$64,731	$(64,731)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$—	$118,319	$118,319
Non-Agency Mortgage-Backed Securities	—	14,604,201	—	14,604,201
U.S. Government Sponsored Agency Securities	—	580,212,130	1,390,429	581,602,559
Short-Term Securities:
Money Market Funds	6,469,268	—	—	6,469,268
Borrowed Bond Agreement	—	871,150	—	871,150

	$6,469,268	$595,687,481	$1,508,748	$603,665,497

Liabilities:
Investments:
Borrowed Bonds	$—	$(876,774)	$—	$(876,774)
TBA Sale Commitments	—	(76,922,259)	—	(76,922,259)

	$6,469,268	$517,888,448	$1,508,748	$525,866,464

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$319,777	$1,321,590	$—	$1,641,367
Liabilities:
Interest rate contracts	(4,791,102)	—	—	(4,791,102)

	$(4,471,325)	$1,321,590	$—	$(3,149,735)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $186,798,765 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BGIO	BKT

ASSETS
Investments at value — unaffiliated(a)	$240,997,192	$597,196,229
Investments at value — affiliated(b)	2,363,454	6,469,268
Cash	43,062	—
Cash pledged:
Collateral — OTC derivatives	1,030,000	—
Centrally cleared swaps	86,000	—
Futures contracts	73,000	1,781,260
Collateral — reverse repurchase agreements	—	216,000
Foreign currency at value(c)	2,267,939	—
Receivables:
Interest — unaffiliated	3,564,661	2,307,951
Investments sold	2,078,037	101,084
TBA sale commitments	—	75,330,696
Dividends — affiliated	3,919	13,666
Variation margin on futures contracts	—	28,516
Principal paydowns	9,850	—
Variation margin on centrally cleared swaps	8,225	—
Swap premiums paid	5,618	—
Unrealized appreciation on:
OTC derivatives	13,226	1,321,590
Forward foreign currency exchange contracts	2,945	—
Prepaid expenses	1,388	2,506

Total assets	252,548,516	684,768,766

LIABILITIES
Bank overdraft	—	51,186
Reverse repurchase agreements at value	50,976,488	186,798,765
Borrowed bonds at value(d)	—	876,774
Cash received:
Collateral — OTC derivatives	270,000	1,010,000
Collateral — TBA commitments	—	11,000
Payables:
Income dividend distributions	1,106,444	2,194,621
Investments purchased	182,662	17,102,508
Administration fees	—	50,647
Investment advisory fees	125,576	219,263
Trustees’ and Officer’s fees	4,626	222,402
Interest expense	—	3,274
Variation margin on futures contracts	21,573	475,754
Other accrued expenses	104,917	136,524
Swap premiums received	1,084,388	64,731
Unrealized depreciation on:
Forward foreign currency exchange contracts	276,093	—
OTC derivatives	123,320	—
TBA sale commitments at value(e)	—	76,922,259

Total liabilities	54,276,087	286,139,708

NET ASSETS	$198,272,429	$398,629,058

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$217,531,215	$473,431,433
Accumulated loss	(19,258,786)	(74,802,375)

NET ASSETS	$198,272,429	$398,629,058

Net asset value	$8.96	$6.25

(a) Investments at cost — unaffiliated	$254,238,377	$623,204,468
(b) Investments at cost — affiliated	$2,363,454	$6,469,268
(c) Foreign currency at cost	$2,279,291	$—
(d) Proceeds received from borrowed bonds	$—	$842,347
(e) Proceeds from TBA sale commitments	$—	$75,330,696
(f) Shares outstanding	22,128,879	63,797,112
(g) Shares authorized	Unlimited	200 million
(h) Par value	$0.001	$0.010

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

	BGIO	BKT
	Year Ended December 31, 2018	Period from 09/01/18 to 12/31/18	Year Ended August 31, 2018

INVESTMENT INCOME
Interest — unaffiliated	$17,237,164	$8,100,130	$22,674,248
Dividends — affiliated	108,208	50,275	118,341
Other income	114,381	—	—
Foreign taxes withheld	(119,257)	—	—

Total investment income	17,340,496	8,150,405	22,792,589

EXPENSES
Investment advisory	1,645,027	860,616	2,689,664
Administration	—	198,604	620,692
Professional	87,059	154,826	583,112
Accounting services	43,925	31,887	75,998
Custodian	50,961	6,475	35,741
Transfer agent	25,028	57,449	162,189
Printing	22,137	21,198	36,716
Trustees and Officer	19,832	380	51,461
Registration	9,535	8,317	24,693
Miscellaneous	68,038	19,198	51,801

Total expenses excluding interest expense	1,971,542	1,358,950	4,332,067
Interest expense	1,543,988	1,436,360	3,086,646

Total expenses	3,515,530	2,795,310	7,418,713
Less fees waived and/or reimbursed by the Manager	(4,771)	(1,854)	(6,397)

Total expenses after fees waived and/or reimbursed	3,510,759	2,793,456	7,412,316

Net investment income	13,829,737	5,356,949	15,380,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,082,588)	721,822	(4,444,304)
Futures contracts	1,752,922	2,102,330	5,546,062
Forward foreign currency exchange contracts	414,575	—	—
Foreign currency transactions	(119,186)	—	—
Capital gain distributions from investment companies — affiliated	—	—	27
Payment from affiliate	1,387 (a)	—	—
Swaps	273,140	(940,649)	(1,098,205)

	(5,759,750)	1,883,503	3,580

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,701,884)	3,252,838	(23,492,557)
Futures contracts	(400,655)	(4,756,117)	887,828
Forward foreign currency exchange contracts	(258,283)	—	—
Foreign currency translations	(4,372)	—	—
Swaps	(145,923)	1,101,485	773,110
Borrowed bonds	—	430	50,936

	(17,511,117)	(401,364)	(21,780,683)

Net realized and unrealized gain (loss)	(23,270,867)	1,482,139	(21,777,103)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,441,130)	$6,839,088	$(6,396,830)

(a)	Includes a payment by an affiliate of $1,387 to compensate for a trade operating error.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGIO
	Year Ended December 31, 2018	Period from 02/27/17 (a) to 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,829,737	$10,989,289
Net realized gain (loss)	(5,759,750)	342,258
Net change in unrealized appreciation (depreciation)	(17,511,117)	3,604,321

Net increase (decrease) in net assets resulting from operations	(9,441,130)	14,935,868

DISTRIBUTIONS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(13,277,327)	(11,476,197)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares(d)	—	206,850,000
Net proceeds from the underwriter’s over allotment option exercised(e)	—	10,624,952
Reinvestment of common distributions	—	321,692
Capital charges with respect to the issuance of shares	—	(365,431)

Net increase in net assets derived from capital share transactions	—	217,431,213

NET ASSETS(c)
Total increase (decrease) in net assets	(22,718,457)	220,890,884
Beginning of period	220,990,886	100,002

End of period	$198,272,429	$220,990,886

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

(d)	Net sales load paid of $3,150,000.
(e)	Net sales load paid of $161,796.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets  (continued)

	BlackRock Income Trust, Inc. (BKT)
	Period from 09/01/18 to 12/31/18	Year Ended August 31,
		2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,356,949	$15,380,273	$15,746,349
Net realized gain	1,883,503	3,580	4,516,347
Net change in unrealized appreciation (depreciation)	(401,364)	(21,780,683)	(13,981,411)

Net increase (decrease) in net assets resulting from operations	6,839,088	(6,396,830)	6,281,285

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(8,502,470)	(19,309,786)	(20,333,729)
From return of capital	(2,470,634)	(1,505,499)	—

Decrease in net assets resulting from distributions to shareholders	(10,973,104)	(20,815,285)	(20,333,729)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	—	(854,488)	—

NET ASSETS(b)
Total decrease in net assets	(4,134,016)	(28,066,603)	(14,052,444)
Beginning of period	402,763,074	430,829,677	444,882,121

End of period	$398,629,058	$402,763,074	$430,829,677

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

	BGIO	BKT
	Year Ended December 31, 2018	Period from 09/01/18 to 12/31/18	Year Ended August 31, 2018

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(9,441,130)	$6,839,088	$(6,396,830)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	282,638,191	469,059,596	1,978,125,886
Purchases of long-term investments	(239,691,990)	(471,704,940)	(1,986,326,934)
Net proceeds from sales (purchases) of short-term securities	3,215,113	6,178,666	(3,794,422)
Amortization of premium and accretion of discount on investments and other fees	292,135	3,587,431	10,041,581
Net realized (gain)/loss on investments	8,082,588	(719,370)	4,715,011
Net unrealized (appreciation) depreciation on investments, swaps, borrowed bonds and foreign currency translations	17,091,875	(4,354,753)	22,668,501

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	573,249	38,649	(194,788)
Dividends — affiliated	(2,855)	5,601	(6,436)
Variation margin on futures contracts	—	(17,469)	202,703
Variation margin on centrally cleared swaps	(3,162)	—	—
Swap premium paid	(5,618)	—	—
Prepaid expenses	5,553	8,937	66
Other assets	—	520	10

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	270,000	(260,000)	(770,000)
Collateral — reverse repurchase agreements	(40,000)	(569,000)	569,000
Collateral — TBA commitments	—	—	11,000
Payables:
Investment advisory fees	(38,009)	(2,329)	(15,019)
Interest expense	(613,176)	403,129	39,313
Administration fees	—	(652)	(3,502)
Trustees’ and Officer’s fees	(219)	(6,112)	17,860
Other accrued expenses	(32,372)	(220,080)	216,450
Variation margin on futures contracts	(97,664)	345,894	(237,980)
Swap premiums received	(14,979)	(9,292)	(27,863)

Net cash provided by operating activities	62,187,530	8,603,514	18,833,607

CASH USED FOR FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	—	(854,488)
Net borrowing of reverse repurchase agreements	(49,391,924)	(49,400)	632,094
Cash dividends paid to Common Shareholders	(13,695,187)	(8,839,300)	(20,802,353)
Increase in bank overdraft	—	51,186	—

Net cash used for financing activities	(63,087,111)	(8,837,514)	(21,024,747)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(6,536)	—	—

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(906,117)	(234,000)	(2,191,140)
Restricted and unrestricted cash and foreign currency at value at beginning of period	4,406,118	2,231,260	4,422,400

Restricted and unrestricted cash and foreign currency at value at end of period	$3,500,001	$1,997,260	$2,231,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,157,164	$1,033,231	3,047,332

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Cash Flows  (continued)

Period Ended December 31, 2018

	BGIO	BKT
	Year Ended December 31, 2018	Period from 09/01/18 to 12/31/18	Year Ended August 31, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$43,062	$—	$—
Cash pledged:
Collateral — OTC derivatives	1,030,000	—	640,000
Collateral — reverse repurchase agreements	—	216,000	—
Futures contracts	73,000	1,781,260	1,591,260
Centrally cleared swaps	86,000	—	—
Foreign currency at value	2,267,939	—	—

	$3,500,001	$1,997,260	$2,231,260

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	5,403	—	$27,140
Cash pledged:
Collateral — OTC derivatives	1,370,000	640,000	2,540,000
Collateral — reverse repurchase agreements	—	—	—
Futures contracts	726,000	1,591,260	1,855,260
Centrally cleared swaps	120,000	—	—
Foreign currency at value	2,184,715	—	—

	$4,406,118	$2,231,260	$4,422,400

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BGIO
	Year Ended December 31, 2018		Period from 02/27/17 (a) to 12/31/17

Net asset value, beginning of period	$9.99		$9.85	(c)

Net investment income(b)	0.62		0.50
Net realized and unrealized gain (loss)	(1.05)		0.18

Net increase (decrease) from investment operations	(0.43)		0.68

Distributions(d)
From net investment income	(0.60)		(0.51)
From net realized gain	—		(0.01)

Total distributions	(0.60)		(0.52)

Capital changes with respect to issuance of shares	—		(0.02)

Net asset value, end of period	$8.96		$9.99

Market price, end of period	$8.32		$9.80

Total Return(e)
Based on net asset value	(4.11	)%(f)	6.87	%(g)

Based on market price	(9.24)%		3.26	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.66%		1.60	%(i)(j)

Total expenses after fees waived	1.65%		1.59	%(i)(j)

Total expenses after fees waived and excluding interest expense	0.93%		0.93	%(i)(j)

Net investment income	6.52%		5.99	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$198,272		$220,991

Borrowings outstanding, end of period (000)	$50,976		$100,982

Portfolio turnover rate(k)	83%		125%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2018	Period from 02/27/17 (a) to 12/31/17
Investments in underlying funds	—	0.03%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized, the total expenses would have been 1.61%,1.60%, 0.94% and 5.99%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31, 2018	Period from 02/27/17 (a) to 12/31/17
Portfolio turnover rate (excluding MDRs)	78%	93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
	Period from 09/01/18 to 12/31/18		Year Ended August 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$6.31		$6.74	$6.96	$7.08	$7.27		$7.32

Net investment income(a)	0.08		0.24	0.25	0.28	0.32		0.35
Net realized and unrealized gain (loss)	0.03		(0.34)	(0.15)	(0.05)	(0.11)		0.03

Net increase (decrease) from investment operations	0.11		(0.10)	0.10	0.23	0.21		0.38

Distributions(b)
From net investment income	(0.13)		(0.30)	(0.32)	(0.35)	(0.40)		(0.43)
From return of capital	(0.04)		(0.03)	—	—	—		—

Total distributions	(0.17)		(0.33)	(0.32)	(0.35)	(0.40)		(0.43)

Net asset value, end of period	$6.25		$6.31	$6.74	$6.96	$7.08		$7.27

Market price, end of period	$5.64		$5.77	$6.31	$6.60	$6.30		$6.42

Total Return(c)
Based on net asset value	2.06	%(d)	(1.14)%	1.82%	3.64%	3.56%		6.05%

Based on market price	0.72	%(d)	(3.44)%	0.53%	10.44%	4.35%		7.12%

Ratios to Average Net Assets(e)
Total expenses	2.08	%(f)(g)	1.79%	1.29%	1.08%	0.99	%(h)	1.02	%(h)

Total expenses after fees waived and/or reimbursed	2.08	%(f)	1.79%	1.28%	1.08%	0.99	%(h)	1.02	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.99	%(f)	1.04%	0.90%	0.89%	0.90	%(h)	0.96	%(h)

Net investment income	4.04	%(f)	3.72%	3.63%	4.01%	4.48%		4.74%

Supplemental Data
Net assets, end of period (000)	$398,629		$402,763	$430,830	$444,882	$452,616		$464,933

Borrowings outstanding, end of period (000)	$186,799		$186,441	$185,769	$152,859	$173,695		$205,415

Portfolio turnover rate(i)	95%		373%	346%	141%	191%		256%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/18 to 12/31/18	Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	0.01%	0.01%	—	—	—

(f)	Annualized.
(g)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(h)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 09/01/18 to 12/31/18	Year Ended August 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	45%	181%	161%	63%	78%	125

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Non-diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

On July 24, 2018, the Board approved a change of the fiscal year of BKT from August 31 to December 31.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market price of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, swaps, short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions paid by BKT are recorded on the ex-dividend date. Subject to the Trust’s level distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities (the “Mortgage Assets”). Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis,

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedules of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust are not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year and period ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$61,839,464	2.50%
BKT	179,002,974	2.39

Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
BNP Paribas Securities Corp	$11,416,641	$(11,416,641)	$—	$—
Citigroup Global Markets, Inc	13,565,089	(13,565,089)	—	—
HSBC Securities (USA), Inc	161,817,035	(161,817,035)	—	—

	$186,798,765	$(186,798,765)	$—	$—

(a)

Collateral with a value of $193,208,311 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Borrowed Bonds Agreements (a)	Borrowed Bonds at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Credit Suisse Securities (USA) LLC	$878,119	$(880,048)	$(1,929)	$—	$—	$—	$—	$—	$(1,929)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $3,274 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of BGIO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BGIO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$3,254,979	$(3,254,979)	$—	$—
BNP Paribas S.A.	19,168,883	(19,168,883)	—	—
Credit Suisse Securities (USA) LLC	165,351	(165,351)	—	—
Deutsche Bank Securities, Inc.	1,270,666	(1,270,666)	—	—
RBC Capital Markets LLC	27,116,609	(27,116,609)	—	—

	$50,976,488	$(50,976,488)	$—	$—

(a)

Collateral with a value of $61,185,982 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: The Trust purchases and writes call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to BGIO, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services it provides for that portion of BGIO for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by BGIO to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year and period ended December 31, 2018, the amounts waived were as follows:

	BGIO	BKT
Amounts waived	$4,771	$1,854

For the year ended August 31, 2018 BKT waived $6,397 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year and period ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BGIO	$321,935	$—	$—

During the year ended December 31, 2018, BGIO received a reimbursement of $1,387 from an affiliate, which is included in realized gain/loss in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year and period ended December 31, 2018, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities were as follows:

Purchases
	BGIO	BKT
Non-U.S. Government Securities	$219,994,064	$487,059,329

Sales
	BGIO	BKT
Non-U.S. Government Securities	$280,768,965	$483,356,043

For the year and period ended December 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BGIO	$11,952,217	$11,968,486
BKT	257,399,777	257,125,426

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BGIO and BKT’s U.S. federal tax returns generally remain open, for BGIO, for period ended December 31, 2017 and year ended December 31, 2018 and for BKT, each of the four years ended August 31, 2018 and period ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

	BGIO	BKT
Ordinary income
12/31/18	$13,277,327.00	$8,502,470.00
08/31/18	—	19,309,786.00
12/31/17	11,476,197.00	—
08/31/17	—	20,333,729.00
Return of Capital
12/31/18	—	2,470,634.00
08/31/18		1,505,499.00
12/31/17	—	—
08/31/17	—	—

Total
12/31/18	$13,277,327	$10,973,104

08/31/18	$—	$20,815,285

12/31/17	$11,476,197	$—

08/31/17	$—	$20,333,729

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net losses were as follows:

	BGIO	BKT
Capital loss carryforwards	$(5,005,013)	$(45,881,918)
Net unrealized gains (losses)(a)	(14,253,773)	(28,920,457)

	$(19,258,786)	$(74,802,375)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the classification of investments, the accounting for swap agreements, and the timing of distributions.

As of December 31, 2018, the Trusts had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	BGIO	BKT
No expiration date	$5,005,013	$45,881,918

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGIO	BKT
Tax cost	$256,675,513	$629,673,736

Gross unrealized appreciation	1,556,245	14,162,719
Gross unrealized depreciation	(15,254,910)	(40,690,259)

Net unrealized depreciation	$(13,698,665)	$(26,527,540)

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

BGIO will terminate on or about February 28, 2022. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of the Trust may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BGIO may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited numbers of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the year ended December 31, 2018, for BGIO, shares issued and outstanding remained constant.

For BGIO, shares issued and outstanding for the period February 27, 2017 to December 31, 2017, increased by 32,321 as a result of dividend reinvestment and 21,000,000 from the initial public offering and 1,078,639 from the underwriters’ exercising the over-allotment option.

BKT participates in an open market share repurchase program (the “Repurchase Program”). Under the program, BKT was permitted to repurchase up to 5% of its outstanding common shares from December 1, 2017 through November 30, 2018, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, BKT announced a continuation of the Repurchase Program. Commencing on December 1, 2018, BKT may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in BKT’s Statements of Changes in Net Assets.

For the year shown, shares repurchased and cost, including transaction costs, were as follows:

BKT	Shares	Amount
Year ended August 31, 2018	145,423	$854,488
Year ended August 31, 2017	—	—

During the period from September 1, 2018 to December 31, 2018 there were no shares repurchased.

As of December 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Trust, owned 17,919 shares of BGIO.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions were classified as follows:

	Year Ended		Net Investment Income	Net Realized Gain	Return of Capital
BGIO	December 31, 2017	(a)	$11,218,021	$258,176	$—
BKT	August 31, 2018		19,309,786	—	1,505,499
	August 31, 2017		20,333,729	—	—

(a)	For the period February 27, 2017 to December 31, 2017.

Undistributed (distributions in excess of) net investment income were as follows:

	Year Ended		Undistributed (Distributions in Excess of) Net Investment Income
BGIO	December 31, 2017	(a)	$19,340
BKT	August 31, 2018		(224,216)
	August 31, 2017		1,678,462

(a)	For the period February 27, 2017 to December 31, 2017.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGIO	$0.05000	$0.05000
BKT	0.034400	0.034400

(a)	Net investment income dividend paid on January 9, 2019 to Common Shareholders of record on December 31, 2018.
(b)	Net investment income dividend declared on February 1, 2019, payable to shareholders of record on February 15, 2019.

NOTES TO FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations and their cash flows, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
BlackRock 2022 Global Income Opportunity Trust	For year ended December 31, 2018	For the year ended December 31, 2018 and the period from February 27, 2017 (commencement of operations) through December 31, 2017
BlackRock Income Trust, Inc.	For the period from September 1, 2018 through December 31, 2018 and for the year ended August 31, 2018	For the period from September 1, 2018 through December 31, 2018 and for each of the two years in the period ended August 31, 2018	For the period from September 1, 2018 through December 31, 2018 and for each of the five years in the period ended August 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distribution paid by the Trusts:

	Month Paid	BGIO	BKT
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(a)	February 2018	44.76%	—
	March 2018-December 2018	41.67%	—
	September 2018-December 2018	—	100.00%

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	53

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	71 RICs consisting of 71 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	71 RICs consisting of 71 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	71 RICs consisting of 71 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 71 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	71 RICs consisting of 71 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	71 RICs consisting of 71 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 71 Portfolios	None

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 71 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 71 RICs consisting of 71 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust(s) based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL(a)

BlackRock (Singapore) Limited

079912 SIngapore(a)

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The adjourned Annual Meeting of Shareholders was held on August 27, 2018 for shareholders of record on May 31, 2018, to elect director nominees for BlackRock 2022 Global Income Opportunity Trust. There were no broker non-votes with regard to the Trust.

Shareholders elected the Class II Trustees and Class III Trustee as follows:

	Robert Fairbairn (a)		R. Glenn Hubbard (b)		W. Carl Kester (b)		John M. Perlowski (b)		Karen P. Robards (b)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BGIO	20,339,220	185,042	20,316,725	207,537	20,341,278	182,984	20,333,290	190,972	20,323,261	201,001

(a)	Class III Trustee.
(b)	Class II Trustee.

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, and Catherine A. Lynch.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of its Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts’ may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock, Inc. or its subsidiaries (“BlackRock”) has entered into an arrangement with Markit Indices Limited (“Markit”) related to derivative fixed-income products that are based on certain iShares exchange-traded funds (“ETFs”). Markit is the index provider for underlying fixed-income indexes used by such iShares ETFs. In connection with these derivative products, BlackRock will receive payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products. These payments may be based on the trading volumes of, or revenues generated by, such products. The Funds may transact in such products where permitted by the Fund’s investment strategy. These transactions could contribute to the viability of such products, potentially leading to increased payments to BlackRock, greater liquidity for such products, increased purchases of the applicable iShares ETFs and increased assets under management for BlackRock.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Trusts’ Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

CME	Chicago Mercantile Exchange

CR	Custodian Receipt

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

PIK	Payment-In-Kind

GLOSSARY OF TERMS USED IN THIS REPORT	59

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

BGIO-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 08/31/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 08/31/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 08/31/18	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 08/31/18
BlackRock Income Trust, Inc.	$117,831	$62,029	$0	$0	$6,700	$6,732	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End 12/31/18[3]	Previous Fiscal Year End 08/31/18
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,274,000	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from August to December in 2018 whereby this fiscal year consists of the four months ended December 31, 2018.

4 Non-audit fees of $2,274,000 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/18[1]	Previous Fiscal Year End 08/31/18
BlackRock Income Trust, Inc.	$6,700	$6,732
[1]	The registrant changed its fiscal year end from August to December in 2018 whereby this fiscal
year	consists of the four months ended December 31, 2018.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,274,000	$2,274,000
[1]	The registrant changed its fiscal year end from August to December in 2018 whereby this fiscal year consists of the four months ended December 31, 2018.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)     As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Matthew Kraeger, Managing Director at BlackRock and Ron Sion, Managing Director at BlackRock. Messrs. Kraeger and Sion are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Kraeger and Sion have been members of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
Matthew Kraeger	Managing Director of BlackRock since 2015; Director of BlackRock since 2015; Director of BlackRock since 2009.
Ron Sion	Managing Director of BlackRock since 2011; Director of BlackRock since 2007.

(a)(2) As of December 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Kraeger	6	12	19	0	0	2
	$2.17 Billion	$2.58 Billion	$12.61 Billion	$0	$0	$760.5 Million
Ron Sion	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Kraeger and Sion may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.    Messrs. Kraeger and Sion may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)   As of December 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Matthew Kraeger	A combination of market-based indices (e.g. Citigroup Mortgage Index, Bloomberg Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Ron Sion	Citigroup Mortgage Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Matthew Kraeger	$10,001 - $50,000
Ron Sion	$100,001 - $500,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs	Shares that May Yet Be Purchased Under the Plans or Programs[1]
September1-30, 2018	N/A	N/A	N/A	3,051,703
October 1-31, 2018	N/A	N/A	N/A	3,051,703
November 1-30, 2018	N/A	N/A	N/A	3,051,703
December 1-31, 2018	N/A	N/A	N/A	3,189,856
Total:	N/A	N/A	N/A	3,189,856

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: March 8, 2019